SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 21, 2003

                              ROWAN COMPANIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



          1-5491                              75-0759420
     (COMMISSION FILE NUMBER )     (IRS EMPLOYER IDENTIFICATION NO.)


                             2800 POST OAK BOULEVARD
                                   SUITE 5450
                           HOUSTON, TEXAS  77056-6127
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)



                                 (713) 621-7800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



Item 5.  Other Events

     Rowan Companies, Inc. (the "Company"), has appointed Computershare Trust Co, Inc., as successor rights agent to replace the existing Rights Agent, Citibank, N.A., under the Amended and Restated Rights Agreement dated January 24, 2002 (the "Rights Agreement"). The Company has amended the Rights Agreement to reflect this replacement.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

            Exhibit
            Number                           Exhibit Description
            ------                           -------------------

              4.1 Restated First Amendment dated March 17, 2003 to the Amended and Restated Rights Agreement dated January 24, 2002, between the Company and Computershare Trust Co., Inc., as Rights Agent, incorporated by reference to Exhibit 4.2 to the Company's Form 8-A/A dated March 21, 2003 (File No. 1-5491).




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ROWAN COMPANIES, INC.


                              By: /s/ E. E. Thiele
                                  ----------------------------------------------
                                      E. E. Thiele,
                                      Senior Vice President - Administration and
                                      Finance and Principal Financial Officer


Dated:  March 21, 2003




                                INDEX TO EXHIBITS

                               EXHIBIT DESCRIPTION


            Exhibit
            Number                           Exhibit Description
            ------                           -------------------

              4.1 Restated First Amendment dated March 17, 2003 to the Amended and Restated Rights Agreement dated January 24, 2002, between the Company and Computershare Trust Co., Inc., as Rights Agent, incorporated by reference to Exhibit 4.2 to the Company's Form 8-A/A dated March 21, 2003 (File No. 1-5491).